Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 22:-	SUBSEQUENT EVENTS

On March 22, 2022, the Company declared a dividend distribution of $ 0.216 per share ($ 10.6 million in the aggregate) which was paid on April 7, 2022. The dividend distribution relates to the Company’s earnings in the second half of 2021.

On December 2, 2021, the Company entered into a Share Purchase Agreement (“the Agreement”) to acquire 50.1% of the outstanding share capital of Vidstart Ltd. (“Vidstart”). Vidstart is a provider of a video advertising platform that offers personalized automated methods and real-time smart optimization, helping its clients achieve high yields in the competitive digital ecosystem. The final closing and execution of the Agreement occurred on January 27, 2022. The total purchase price was approximately $11 million in cash. Furthermore, according to the Agreement, the Company is obliged to purchase the remainder of Vidstart’s shares (30% on December 31, 2022 and 19.9% on December 31, 2023) for a price to be determined based on Vidstart’s future operating results during 2022 and 2023.

On March 31, 2022, the Company entered into a secured credit agreement, or the Credit Agreement, with an Israeli bank (or the “Lender”). Pursuant to the Credit Agreement, the Company borrowed $25 million, or the Bank Loan, for a five-year term. The Bank Loan will mature on March 31, 2027, and will be repaid in 5 equal annual installments, whereas the interest will be paid and calculated on a quarterly basis. The Bank Loan bears interest at the rate SOFR + 2.25%.